NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT OF WORKING INTEREST IN OIL AND GAS LEASES

STATE OF TEXAS	§
§
COUNTIES OF SHACKELFORD, CALLAHAN AND STEPHENS	§

WHEREAS, WHITT OIL & GAS, INC., a Texas corporation (“Assignor”), whose address is P.O. Box 3129, Albany, Texas 76430-8055 (Shackelford County), is the owner of the oil and gas leases described in Exhibit “A” hereto;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignor, Assignor does hereby Grant, Sell, Transfer and Assign to ENERGY PRODUCERS, INC., a Nevada corporation (“Assignee”), whose address is 6564 Smoke Tree Lane, Scottsdale, Arizona 85253, effective as of 7:00 a.m. CST, December 1, 2009 (the “Effective Time”), the following:

(a)
a 50% working interest (32% net revenue interest) in (i) the oil and gas leases (the “Leases”) described in Exhibit “A” attached hereto insofar as they cover the lands described herein and the depths held by Assignor, and (ii) all oil, gas, water disposal and other wells (producing and non-producing) located on the Leases, including, without limitation, the wells described in Exhibit “B”, together with all of Assignor’s right, title and interest in and to any and all rights and appurtenances incident thereto and any and all equipment and personal property that may be located on the lands described herein subject to the Leases and used in connection with the operation thereof; and

(b)
a 50% interest in and to all of Assignor’s rights in, to and under, and obligations arising from, any and all agreements relating to the Leases or wells herein conveyed, including, but not limited to, oil or gas production purchase and sale contracts, permits, rights-of-way, easements, licenses, options, orders and decisions of State and Federal regulatory authorities establishing units; provided however, insofar as any assignment of rights of ingress and egress, Assignor reserves the right to use the same in regard to other properties of Assignor;

SUBJECT, HOWEVER, to the following:

(a)	Liens for taxes or assessments not yet due or not yet delinquent;

(b)	The terms, covenants and conditions contained in the Leases;

(c)
Easements, rights-of-way, servitudes, permits, surface leases and other rights in respect to the surface operations, pipelines, grazing, logging, canals, ditches, reservoirs or the like; and easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the lands related to the property, as same exist at the Effective Time, whether recorded or not recorded;

(d)	The terms of any oil or gas production and sale contracts, and any other subsisting agreements but only to the extent that the same are otherwise in full force and effect as of the Effective Time;

(e)	Existing royalties, overriding royalties and other similar burdens if any out of or with respect to production from the Leases.

Any equipment, fixtures and personal property conveyed hereby, are conveyed “AS IS, WHERE IS” and “WITH ALL FAULTS.” ASSIGNOR MAKES NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE ORIGINAL, QUANTITY, QUALITY, CONDITION, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, SAFETY, COMPLIANCE WITH GOVERNMENTAL REGULATIONS, VALUE OR EXISTENCE OF RESERVES OF OIL, GAS OR OTHER MINERALS PRODUCIBLE OR RECOVERABLE FROM THE ASSIGNED PROPERTY OR CONDITION OF THE ASSIGNED PREMISES AND RELATED FIXTURES AND IMPROVEMENTS.

Assignor hereby waives the provision of the Texas Deceptive Trade Practices Act, Chapter 17, Subchapter E, Section 17.41 - 17.63 inclusive, Texas Business & Com. Code, except Section 17.555 which is not waived. IN ORDER TO EVIDENCE ITS ABILITY TO GRANT SUCH WAIVER, ASSIGNEE HEREBY REPRESENTS AND WARRANTS TO ASSIGNOR THAT ASSIGNEE (i) IS IN THE BUSINESS OF SEEKING OR ACQUIRING BY PURCHASE OR LEASE, GOODS OR SERVICES FOR COMMERCIAL OR BUSINESS USE, (ii) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE ASSIGNEE TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTION CONTEMPLATED HEREBY, AND (iii) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION.

Assignor will, at any time and from time to time after the date hereof, upon Assignee’s request, execute, acknowledge and deliver or cause to be executed and delivered, all further documents or instruments necessary to effect the transaction embodied in this assignment.

Assignor binds itself to warrant and forever defend all and singular the interests herein conveyed to Assignee against every person lawfully claiming or to claim the same when the claim is by, through or under Assignor, but not otherwise.

EXECUTED to be effective for all purposes as of the Effective Time.

ASSIGNOR:

WHITT OIL & GAS, INC., a Texas corporation

By:
W. J. Whitt, President

ASSIGNEE:

ENERGY PRODUCERS, INC., a Nevada corporation

By:
Dennis Alexander, Chief Executive Officer

STATE OF TEXAS	§
§
COUNTY OF SHACKELFORD	§

This instrument was acknowledged before me on December ____, 2009, by W. J. Whitt, President of Whitt Oil & Gas, Inc., a Texas corporation, on behalf of said corporation.

[Notarial Seal]

Notary in and for the State of Texas

My Commission Expires:

STATE OF ____________________________	§
§
COUNTY OF ___________________________	§

This instrument was acknowledged before me on December ____, 2009, by Dennis Alexander, Chief Executive Officer of Energy Producers, Inc., a Nevada corporation, on behalf of said corporation.

[Notarial Seal]

Notary in and for

My Commission Expires:

PLEASE RETURN RECORDED INSTRUMENT TO:

Dennis Alexander
Chief Executive Officer
Energy Producers, Inc.,
A Wholly Owned Subsidiary Of
EGPI Firecreek, Inc.
6564 Smoke Tree Lane
Scottsdale, Arizona 85253

EXHIBIT “A”

Leases Assigned

1.
That certain Oil, Gas and Mineral Lease dated September 17, 2007, by and between Eugene Bell, Lessor, and E & D Bell, LLC, Lessee, recorded in Volume 194, Page 360, Real Property Records of Callahan County, Texas, covering the following two (2) parcels of land in Callahan County, Texas, to-wit:

Tract I: Being 40 acres as near as is practicable in the form of a square around the LCS Production of McWhorter #1 well, 2306’ FNL and 330’ FEL, Section 142, Block 2, GH&H RR Co. Survey, Abstract 1651, Callahan County, Texas.

Tract II: Being 40 acres as near as is practicable in the form of a square around the Ratex Energy, Inc. No. 3 Young well, 330’ FSL and 330’ FEL, Section 142, Block 2, GH&H RR Co. Survey, Abstract 1651, Callahan County, Texas.

2.
That certain Oil, Gas and Mineral Lease dated September 17, 2007, by and between Harold Elledge, Lessor, and E & D Bell, LLC, Lessee, recorded in Volume 194, Page 363, Real Property Records of Callahan County, Texas, covering the following two (2) parcels of land in Callahan County, Texas, to-wit:

Tract I: Being 40 acres as near as is practicable in the form of a square around the LCS Production of McWhorter #1 well, 2306’ FNL and 330’ FEL, Section 142, Block 2, GH&H RR Co. Survey, Abstract 1651, Callahan County, Texas.

Tract II: Being 40 acres as near as is practicable in the form of a square around the Ratex Energy, Inc. No. 3 Young well, 330’ FSL and 330’ FEL, Section 142, Block 2, GH&H RR Co. Survey, Abstract 1651, Callahan County, Texas.

3.
That certain Oil and Gas Lease dated ________________________, by and between Sharon White Stewart, Lessor, and Whitt Oil & Gas, Inc., Lessee, recorded in Volume _______, Page _______, Real Property Records of Stephens County, Texas, and recorded in Volume ________, Page ________, Real Property Records of Shackelford County, to the extent, and to the extent only, that said lease covers the following parcel of land, to-wit:

Tract III: All of the Southeast One-fourth (SE/4) of Section 55, B.A.L., A-2746, Stephens and Shackelford Counties, Texas.

EXHIBIT “B”

List of Wells

1.	McWhorter No. Well, Texas Lease I.D. 27348, field Wildcat, Texas Field I.D. 00014001, Texas Railroad Commission District No. 7B, Callahan County, Texas.

2.	Young No. 3 Well, Texas Lease I.D. 26519, field Parsons Gray, Texas Field I.D. 69450300, Texas Railroad Commission District No. 7B, Callahan County, Texas.

3.	Boyett Well, Texas, API #42-417-37567, Texas Railroad Commission District No. 7B, Shackelford County, Texas.